EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302(a)
OF THE SARBANES-OXLEY ACT OF 2002
I, Michael K. Matysik, certify that:
1. I have reviewed this quarterly report on Form 10-Q/A of Cardiac Science Corporation;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: December 31, 2008	/s/ MICHAEL K. MATYSIK
Michael K. Matysik
Chief Financial Officer